                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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[ ]  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
     SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

     A NATIONAL BANKING ASSOCIATION                                94-1347393
   (Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national bank)                    Identification No.)

       101 NORTH PHILLIPS AVENUE
       SIOUX FALLS, SOUTH DAKOTA                                     57104
(Address of principal executive offices)                          (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

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                          NETWORK COMMUNICATIONS, INC.
               (Exact name of obligor as specified in its charter)

                 GEORGIA                                          58-1404355
     (State or other jurisdiction of                          (I.R.S. Employer
      incorporation or organization)                         Identification No.)

        2305 NEWPOINT PARKWAY
           LAWRENCEVILLE, GA                                         30043
(Address of principal executive offices)                          (Zip code)

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                          10.75% SENIOR NOTES DUE 2013
                       (Title of the indenture securities)

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Item 1. General Information. Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency
               Treasury Department
               Washington, D.C.

               Federal Deposit Insurance Corporation
               Washington, D.C.

               Federal Reserve Bank of San Francisco
               San Francisco, California 94120

          (b)  Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.   A copy of the Comptroller of the Currency Certificate of Corporate
             Existence and Fiduciary Powers for Wells Fargo Bank, National
             Association, dated February 4, 2004.**

Exhibit 3.   See Exhibit 2

Exhibit 4.   Copy of By-laws of the trustee as now in effect.***

Exhibit 5.   Not applicable.

Exhibit 6.   The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.   Not applicable.

Exhibit 9.   Not applicable.

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*    Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of Penn National Gaming Inc. file number 333-125274.

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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 19th day of May 2006.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        /s/ Lynn M. Steiner
                                        ----------------------------------------
                                        Lynn M. Steiner
                                        Vice President

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                                    EXHIBIT 6

May 19, 2006

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        /s/ Lynn M. Steiner
                                        ----------------------------------------
                                        Lynn M. Steiner
                                        Vice President

                                    EXHIBIT 7

                       Consolidated Report of Condition of
                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
   at the close of business March 31, 2006, filed in accordance with 12 U.S.C.
                         Section 161 for National Banks.

                                                                                        Dollar Amounts
                                                                                          In Millions
                                                                                        --------------
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin                                      $ 13,188
   Interest-bearing balances                                                                  2,112
Securities:
   Held-to-maturity securities                                                                    0
   Available-for-sale securities                                                             46,749
Federal funds sold and securities purchased under agreements to resell:
   Federal funds sold in domestic offices                                                     2,381
   Securities purchased under agreements to resell                                              940
Loans and lease financing receivables:
   Loans and leases held for sale                                                            42,881
   Loans and leases, net of unearned income                                   247,315
   LESS: Allowance for loan and lease losses                                    2,106
   Loans and leases, net of unearned income and allowance                                   245,209
Trading Assets                                                                                7,021
Premises and fixed assets (including capitalized leases)                                      3,896
Other real estate owned                                                                         423
Investments in unconsolidated subsidiaries and associated companies                             344
Intangible assets
   Goodwill                                                                                   8,780
   Other intangible assets                                                                   14,473
Other assets                                                                                 27,405
                                                                                           --------
Total assets                                                                               $415,802
                                                                                           ========
LIABILITIES
Deposits:
   In domestic offices                                                                     $284,964
      Noninterest-bearing                                                      80,972
      Interest-bearing                                                        203,992
   In foreign offices, Edge and Agreement subsidiaries, and IBFs                             30,665
      Noninterest-bearing                                                           4
      Interest-bearing                                                         30,661
Federal funds purchased and securities sold under agreements to repurchase:
   Federal funds purchased in domestic offices                                                9,385
   Securities sold under agreements to repurchase                                             5,131

                                                                                        Dollar Amounts
                                                                                          In Millions
                                                                                        --------------
Trading liabilities                                                                           5,941
Other borrowed money
   (includes mortgage indebtedness and obligations under capitalized
   leases)                                                                                    5,258
Subordinated notes and debentures                                                             8,114
Other liabilities                                                                            29,729
                                                                                           --------
Total liabilities                                                                          $379,187

Minority interest in consolidated subsidiaries                                                   50

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                     0
Common stock                                                                                    520
Surplus (exclude all surplus related to preferred stock)                                     24,693
Retained earnings                                                                            11,094
Accumulated other comprehensive income                                                          258
Other equity capital components                                                                   0
                                                                                           --------
Total equity capital                                                                         36,565
                                                                                           --------
Total liabilities, minority interest, and equity capital                                   $415,802
                                                                                           ========

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                            Karen B. Martin
                                                             Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Carrie Tolstedt
John Stumpf                                     Directors
Avid Modjtabai